Exhibit (j)(1)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Putnam ETF Trust of our reports dated July 21, 2025, relating to the financial statements and financial highlights which appear in Putnam Massachusetts Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam New Jersey Tax Exempt Income Fund, Putnam Ohio Tax Exempt Income Fund and Putnam Pennsylvania Tax Exempt Income Fund’s Annual Report on Form N- CSR for the year ended May 31, 2025. We also consent to the references to us under the headings “Financial highlights”, “FINANCIAL STATEMENTS” and “Auditor” in such Registration Statement.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 25, 2025

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Putnam ETF Trust of our report dated November 13, 2024, relating to the financial statements and financial highlights, which appears in Putnam Tax Exempt Income Fund’s Annual Report on Form N-CSR for the year ended September 30, 2024. We also consent to the references to us under the headings “Financial highlights”, “FINANCIAL STATEMENTS” and “Auditor” in such Registration Statement.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 25, 2025

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Putnam ETF Trust of our report dated September 18, 2025, relating to the financial statements and financial highlights, which appears in Putnam Tax-Free High Yield Fund’s Annual Report on Form N-CSR for the year ended July 31, 2025. We also consent to the references to us under the headings “Financial highlights”, “FINANCIAL STATEMENTS” and “Auditor” in such Registration Statement.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 25, 2025

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Putnam ETF Trust of our report dated November 13, 2024, relating to the financial statements and financial highlights, which appears in Putnam California Tax Exempt Income Fund’s Annual Report on Form N-CSR for the year ended September 30, 2024. We also consent to the references to us under the headings “Financial highlights”, “FINANCIAL STATEMENTS” and “Auditor” in such Registration Statement.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 25, 2025

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Putnam ETF Trust of our report dated January 15, 2025, relating to the financial statements and financial highlights, which appears in Putnam New York Tax Exempt Income Fund’s Annual Report on Form N-CSR for the year ended November 30, 2024. We also consent to the references to us under the headings “Financial highlights”, “FINANCIAL STATEMENTS” and “Auditor” in such Registration Statement.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 25, 2025

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Putnam ETF Trust of our report dated January 16, 2025, relating to the financial statements and financial highlights, which appears in Putnam Short-Term Municipal Income Fund’s Annual Report on Form N-CSR for the year ended November 30, 2024. We also consent to the references to us under the headings “Financial highlights”, “FINANCIAL STATEMENTS” and “Auditor” in such Registration Statement.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 25, 2025